SUMMARY PROSPECTUS	NOVEMBER 9, 2021
LHA Tactical Beta Variable Series Fund
Series II

Before you invest, you may want to review the Fund’s prospectus which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online, including its statement of additional information (SAI) and most recent reports to shareholders at www.lhafunds.com and https://funddocs.filepoint.com/lha_vit. You can also get this information at no cost by calling 1-833-351-2991 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current prospectus and SAI, dated November 9, 2021, are incorporated by reference into this Summary Prospectus.

Investment Objective

The LHA Tactical Beta Variable Series Fund (the “Fund”) seeks long-term out-performance (net of fees) relative to the large-capitalization U.S. equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The table reflects annual operating expenses of the Fund that are reflected in the Fund’s share price. The table does not reflect expenses incurred from investing through an insurance company separate account or qualified plan and does not reflect variable annuity or variable life insurance contract (“Variable Contracts”) charges or expenses associated with a qualified plan. If it did, your expenses would be higher. Investors should refer to their Variable Contract prospectus or qualified plan document, as applicable, for information on those charges.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Series II
Management Fees	1.30%
Distribution (12b-1) Fees	0.25%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.06%
Total Annual Fund Operating Expenses	1.61%
(1)	Estimated for the current fiscal year. The Management Fee is a unitary fee that includes most “Other Expenses” of the Fund. The Adviser pays all of the operating expenses of the Fund except portfolio transaction and other investment related costs (including brokerage fees and commissions, and fees and expenses associated with investments in derivative instruments, such as option and swap fees and expenses), taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as fees and expenses associated with investment in acquired funds and other collective investment vehicles).
(2)	Acquired Fund Fees and Expenses are fees and expenses incurred by the Fund in connection with its investments in other investment companies and are estimated for the current fiscal year. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
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Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example does not represent the effect of any fees or expenses assessed in connection with your Variable Contract, and if it did, expenses would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Series II	$164	$508

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. The Fund’s portfolio turnover rate will be available after the Fund completes its first fiscal year.

Principal Investment Strategies

The Fund is an actively-managed fund and seeks to achieve its objective principally by investing long or short in instruments linked directly or indirectly to the performance and/or volatility of the S&P 500® Index based on models and analyses, described below, that seek to estimate the direction of the S&P 500 Index. Such instruments may include index-based and actively-managed exchange-traded funds (“ETFs”), leveraged ETFs, and exchange-traded notes (“ETNs”) with long or short exposure to the S&P 500 Index, U.S. Treasury securities, or the Cboe Volatility Index® (“VIX Index”); securities issued by the U.S. government or its agencies or instrumentalities; and options and futures contracts on the S&P 500 Index or VIX Index. The Fund may also invest the remainder of its portfolio directly or indirectly in cash and cash equivalents.

The Fund seeks to achieve its objective by estimating the direction and magnitude of S&P 500 Index volatility based on the movement of the VIX Index. The VIX Index seeks to measure the markets current expectation of 30-day volatility of the S&P 500 Index as reflected by the prices of near-term S&P 500 options. The markets current expectation of the possible rate and magnitude of movements in an index is commonly referred to as the implied volatility of the index. Because S&P 500 options derive value from the possibility that the S&P 500 may experience movement before such options expire, the prices of near-term S&P options are used to calculate the implied volatility of the S&P 500.

Under normal market conditions, the Fund’s baseline exposure each day to the S&P 500 Index is approximately 90%, which the Fund’s portfolio managers then adjust based on a quantitative model and analysis of the movement of the VIX Index. The Fund’s exposure may be significantly greater or less than 90% at any given time, although the Adviser generally expects that such exposure will be between approximately 80% and 120% at the time investments are made. The portfolio managers use such analysis to determine in which instruments(s) to invest long or short and the magnitude of such exposures. During periods where volatility increases, the Fund’s investment adviser expects

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the Fund to seek protection against falling markets and to provide returns uncorrelated to the S&P 500 Index. From time to time, the Fund may also write (sell) call options (described below) on its S&P 500 positions (known as “covered calls”) to generate additional returns.

The Fund will invest in options and futures contracts (“derivative instruments”) to gain long or short exposure to the S&P 500 or VIX Index. Specifically, the Fund may invest in ETFs, leveraged ETFs, ETNs, or derivative instruments linked to the returns of the S&P 500 or in VIX Index options or futures contracts (long or short). A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument (e.g., the S&P 500 or VIX Index) at a specific price at a specific future time. Investments in derivative instruments, such as futures contracts, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The Fund’s strategy may result in returns for a single day or longer periods of time that are significantly higher or lower than the returns of the large-capitalization U.S. equity market.

The Fund may also purchase put options or write (sell) put or call options (or option spreads) on the VIX Index, the S&P 500, or in ETNs or ETFs that seek exposure to short-term VIX Index futures contracts. An ETN is an exchange-traded debt obligation of an investment bank, and the returns of an ETN are linked to the performance of a market index or derivatives linked to such index, such as VIX Index futures contracts. When the Fund purchases options or option spreads, losses from the Fund’s investments in such purchased options or option spreads are limited to the amount of the net premiums paid. The Fund’s investments in purchased or written options or option spreads will generally involve premiums of less than 2% of the Fund’s net assets during a given month.

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. The Fund’s strategy may result in the active and frequent trading of the Fund’s investments, which may result in significant portfolio turnover.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and net asset value per share (“NAV”) will fluctuate, and you may lose money by investing in the Fund.

•	Active Management Risk. The Fund is actively managed and may not meet its investment objective if the quantitative models and/or analyses fail to identify the direction or strength of market movements or based on the Adviser’s success or failure to implement investment strategies for the Fund. The Fund may invest in complex instruments (each described below), including options and futures contracts and volatility-linked ETNs. Such instruments may create enhanced risks for the Fund, and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments.
•	Cash and Cash Equivalents Risk. Holding cash or cash equivalents rather than securities or other instruments in which the Fund primarily invests, even strategically, may cause the Fund to risk losing opportunities to participate in market appreciation, and may cause the Fund to experience potentially lower returns than the Fund’s benchmark or other funds that remain fully invested. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
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•	Derivatives Risks. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 (the “1940 Act”) or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
•	Equity Market Risk. The Fund has exposure to common stocks through its investments in S&P 500-linked instruments. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund directly or indirectly invests. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•	ETF Risks. The Fund’s investment in ETFs may expose it to the following risks:
o	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. An ETF has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, ETF shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
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o	Cash Redemption Risk. An ETF’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. An ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause an ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, an ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
o	Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
o	Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate an ETF’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
o	Trading. There can be no assurance that an ETF’s shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of an ETF’s underlying portfolio holdings, which can be significantly less liquid than its shares.
•	ETN Risk. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in interest rates, and monetary and other governmental policies, action, and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.
•	Fixed Income Securities Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned indirectly by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.
•	Futures Contracts Risks. A decision as to whether, when, and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the risks associated with all derivatives, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts and could be unlimited.
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•	Government Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.
•	High Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its positions as frequently as daily, the Fund may incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•	Implied Volatility Risk. The value of the options in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised.
•	Investment Company Risk. The risks of investing in other investment companies typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are subject to the “ETF Risks” described above.
•	Leveraged ETFs Risk. Leveraged ETFs expose the Fund to all of the risks that traditional ETFs present (see “ETF Risks” above). All Leveraged ETFs rely to some degree, often extensively, on derivatives to achieve their objectives and, thus, the Fund is indirectly exposed to derivatives risk through its investments in Leveraged ETFs. Further, investments in Leveraged ETFs are subject to the risk that the performance of such ETF will not correlate with the underlying index as intended. Leveraged ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Consequently, these investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment. The Fund will not invest more than 25% of its assets directly in Leveraged ETFs.
•	Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage.
•	Models and Data Risk. The Fund’s investments are heavily dependent on the analysis of its Portfolio Managers (hereinafter defined) which includes the use of proprietary analytics that may evolve over time as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of investments that would have been excluded or included had the Models and Data been correct and complete.
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•	New Fund Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the asset diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) for qualification as a regulated investment company (“RIC”) and under Section 817(h) of the Code with respect to Variable Contracts.
•	Options Risk. Buying and selling (writing) options are speculative activities and entail greater than ordinary investment risks. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premiums) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. When selling an option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is below the strike price for a put option, or above the strike price for a call option, by an amount equal to or greater than the premium. Additionally, the value of the option may be lost if the Adviser fails to exercise such option at or prior to its expiration. The potential loss from written call options can exceed the Fund’s initial investment in such options and could be unlimited.
•	Short Position Risk. The Fund may engage in short position derivative activities, which are significantly different from the investment activities commonly associated with conservative stock or bond funds. Positions in shorted derivatives are speculative and more risky than “long” positions (purchases) because the upside of the underlying index is, in theory, unlimited. Therefore, the potential loss on an uncovered short derivative, such as a call option, is, in theory, unlimited; whereas the potential loss on long positions is limited to the original purchase price. You should be aware that any strategy that includes short positions could suffer significant losses. Shorting will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes. When the Fund is selling a position short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets.
•	Tax Risk. The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a RIC under Subchapter M of the Code. The Fund’s investments in certain VIX derivatives, including VIX futures contracts, may not generate qualifying income. The Fund intends to take the position that VIX options and VIX futures produce qualifying income. The Fund, however, has not secured a private letter ruling from the Internal Revenue Service (“IRS”) regarding such position and there are no assurances the IRS or the courts will agree with the Fund that such VIX derivatives produce qualifying income. Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders.
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•	Volatility Risk. The Fund’s derivative investments that are linked to equity market volatility levels can be highly volatile and may experience large losses. Trading in VIX Index futures contracts or VIX Index options, particularly contracts that are close to expiration, can be very volatile and can be expected to be very volatile in the future. The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the VIX Index.

Performance

Performance information will be available after the Fund completes a full calendar year of operations.

Portfolio Management

Investment Adviser – Little Harbor Advisors, LLC (the “Adviser”)

Portfolio Managers – Michael Thompson, CFA, and D. Matthew Thompson, CFA, each a portfolio manager for the Adviser, have joint and primary responsibility for the day-to-day management of the Fund and have been the Fund’s portfolio managers since its inception in November 2021.

Purchase and Sale of Fund Shares

Purchases and redemptions of Fund Shares may be made only by an insurance company for its separate accounts at the direction of owners of Variable Contracts or by a qualified plan on behalf of participants. Please refer to your Variable Contract prospectus or qualified plan document, as applicable, for information on how to direct investments in, or redemptions from, the Fund and any fees that may apply.

Tax Information

Under current tax law, dividends or capital gains distributions from the Fund are not currently taxable when left to accumulate within a Variable Contract or qualified plan. Depending on the Variable Contract or qualified plan, withdrawals from the account may be subject to ordinary income tax, and an additional penalty of 10% on withdrawals before age 59 1/2.

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